U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 2, 2003


                                DATIGEN.COM, INC.
             (Exact name of registrant as specified in its charter)

                                    000-26027
                                    ---------
                              (Commission File No.)

              Utah                                      87-0626333
              ----                                      ----------

             (State or other jurisdiction of           (IRS Employer
            incorporation or organization)        Identification No.)



                    3191 North Canyon Road, Provo, Utah 84604
                    (Address of principal executive offices)


                                 (801) 373-3990
                                 --------------
                         (Registrant's telephone number)

                                 Not Applicable
                 (Former address, if changed since last report)

Item  6.  Resignations  of  Registrant's  Directors.

On July 2, 2003, Ballard Gardner announced his resignation as member of the board of directors of Datigen.com, Inc. Mr. Gardner will remain with the company until December 31, 2003 according to his employment contract, at which time he will officially retire from the company.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  July  14,  2003

                                                                 DATIGEN,  INC.

                                                  By:/s/  Joseph  F.  Ollivier
                                                  ----------------------------
                                                          Joseph  F.  Ollivier
                                                          President


                                  EXHIBIT INDEX

The  following  exhibits  are  filed  herewith:

Number          Description
------
                Copy  of  director's  letter  of  resignation

Joseph  Ollivier
President,  Datigen
3191  North  Canyon  Road
Provo,  Utah  84604

Dear  Joe,

With this letter, please accept my resignation as member of the Board of Directors effective today, July 2, 2003.

Signed,

By:  /s/  M.  Ballard  Gardner
------------------------------
          M.  Ballard  Gardner